UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2021

SEACHANGE INTERNATIONAL, INC.

(Exact Name of registrant as specified in its charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market
Series A Participating Preferred Stock Purchase Rights	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition and Principal Executive Officer Appointment

(b)

On January 8, 2021, Yossi Aloni resigned as the Chief Executive Officer, President and as a member of the Board of Directors (the “Board”) of SeaChange International, Inc. (the “Company” or “SeaChange”), effective immediately (the “Resignation”). Mr. Aloni’s departure is not a result of any disagreement with the Company relating to the Company’s operations, policies or practices.

(c)

Following the Resignation, on January 12, 2021, the Board appointed Robert Pons as Executive Chair, effective January 8, 2021. In connection with that appointment, Mr. Pons will continue his duties as Chairman of the Board and assume the duties of the Company’s Principal Executive Officer. Mr. Pons did not enter into any plan, contract or arrangement in connection with his appointment as Executive Chair and Principal Executive Officer and will not receive any additional compensation for his service as such at this time. The information with respect to Mr. Pons’ background as required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K is set forth in the Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 27, 2020 and is hereby incorporated by reference herein.

Item 8.01.	Other Events.

On January 13, 2021, the Company issued a press release, announcing the changes described above. A copy of such press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc., dated January 13, 2021.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Michael D. Prinn
Michael D. Prinn
Senior Vice President, Chief Financial Officer & Treasurer

Dated: January 13, 2021